SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2001




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

               99.1 Press Release of Citizens Communications Company released August 7, 2001 announcing earnings for the quarter and six months ended June 30, 2001.

               99.2  Financial and operating data

                                                Citizens Communications
                                                3 High Ridge Park
                                                Stamford, CT  06905
                                                203-614-5600
                                                Web site: www.czn.net

FOR IMMEDIATE RELEASE


Contact:
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com

                Citizens Communications Reports Financial Results
                         for the Second Quarter of 2001

Stamford, Conn., August 7, 2001-- Citizens Communications (NYSE:CZN, CZB) today reported financial results for the quarter ended June 30, 2001. Consolidated second-quarter revenue from continuing operations, which includes revenue from the company's telecommunications, electric and gas operations, was $505.7 million, an increase of 21 percent from the second quarter of 2000. For the six months ended June 30, 2001, consolidated revenue from continuing operations was $1.13 billion, an increase of 30 percent from the same period of 2000.

Second quarter 2001 EBITDA from continuing operations totaled $174.9 million, a 45 percent increase over 2000 second quarter EBITDA of $120.6 million. For the six months ended June 30, 2001, EBITDA from continuing operations totaled $368.5 million, a 44 percent increase over EBITDA of $255.3 million for the same period of 2000.

The current and year-ago quarters include $153.8 million and $98.0 million of EBITDA, respectively, from the company's ILEC and Electric Lightwave operations. The current and year-ago quarters also include $10.0 million and $10.8 million of EBITDA, respectively, from the company's gas operations and $11.1 million and $11.8 million, respectively, of EBITDA from the company's electric operations.

The current and year-ago six-month periods ended June 30 include $306.9 million and $193.5 million of EBITDA, respectively, from the company's ILEC and Electric Lightwave operations. The current and year-ago six-month periods ended June 30 also include $38.8 million and $35.3 million of EBITDA, respectively, from the company's gas operations and $22.8 million and $26.5 million, respectively, of EBITDA from the company's electric operations.

Second quarter consolidated net loss was $0.6 million compared to consolidated net income of $3.0 million for the prior year quarter.

For the six months ended June 30, 2001, consolidated net income was $19.1 million compared to consolidated net income of $10.3 million for the same period of the prior year.

Telecommunications - Incumbent Local Exchange Carrier (ILEC )
Revenue for the second quarter of 2001 from the company's ILEC operations was $288.8 million, up 27 percent from $227.4 million for the 2000 second quarter. Acquisitions completed in the second half of 2000 representing approximately 340,700 access lines accounted for $52.5 million of the increase. Revenue for the six months ended June 30, 2001 from the company's ILEC was $576.1 million, up 27 percent from $453.7 million for the same period in 2000. Acquisitions accounted for $100.6 million of the increase.

ILEC EBITDA for the second quarter was $149.0 million, up 50 percent from $99.2 million in the prior year period, resulting in an EBITDA margin of 52 percent. Second quarter ILEC EBITDA results included $7.1 million of assimilation expense related to acquisitions of telephone access lines that are pending. Absent this one-time expense, continuing ILEC EBITDA was $156.1 million, a 46 percent increase over the prior year's corresponding period, for an EBITDA margin of 54 percent for the 2001 second quarter compared to 47 percent in the second quarter of 2000.

ILEC EBITDA for the six months ended June 30, 2001 was $298.0 million, up 48 percent from $201.1 million in the prior year period, resulting in an EBITDA margin of 52 percent. ILEC EBITDA results for the six months ended June 30, 2001 included $12.5 million of assimilation expense related to acquisitions of telephone access lines that are pending. Absent this one-time expense, continuing ILEC EBITDA was $310.6 million, a 46 percent increase over the prior year's corresponding period, for an EBITDA margin of 54 percent for the six months ended June 30, 2001 compared to 47 percent in the same period of 2000.

Electric Lightwave, Inc. (NASDAQ:ELIX) (ELI)
Second quarter ELI revenue totaled $60.4 million compared to $60.6 million for the prior year period. ELI revenue for the six months ended June 30, 2001 was $123.0 million, compared to $117.4 million for the same period in 2000.

ELI second quarter EBITDA was $4.1 million, a $5.5 million improvement over the $1.4 million loss of the year ago second quarter. ELI EBITDA for the six months ended June 30, 2001 was $7.4 million, a $15.5 million improvement over the $8.1 million loss of the same period in 2000.

The Nasdaq Stock Market, Inc. has informed ELI that its Class A Common Stock failed to maintain a minimum bid price of $5.00 for 30 consecutive trading days and thus does not meet the minimum listing criteria of Nasdaq for shares listed on the National Market System. ELI has filed an application for its listing to be  transferred  to the  Nasdaq  SmallCap  Market.  As part  of the  application process, Citizens Communications has agreed to convert approximately 25.3 million shares of ELI's Class B Common Stock into the same number of shares of ELI's Class A Common Stock. Listing on Nasdaq's SmallCap Market requires that the market capitalization of ELI's Class A Common Stock be at least $35 million.

Public Services
Gas and Electric second-quarter revenues totaled $157.6 million versus $131.3 million for the prior year quarter. Public Services EBITDA was $21.1 million, a decrease of 7 percent from the second quarter of 2000.

Revenues for the six months ended June 30, 2001 totaled $432.8 million versus $297.5 million for the same period in the prior year. For the six months ended June 30, 2001, Public Services EBITDA was $61.6 million as compared to $61.8 million for the same period of 2000.

Acquisitions and Divestitures Update
On June 29, Citizens Communications completed the purchase from Global Crossing Ltd. of 1.1 million local exchange telephone access lines owned by Frontier Telephone. The purchase price was $3.4 billion. On July 2, 2001, Citizens
Communications completed the sale of its Louisiana Gas operations to Atmos Energy Corporation for approximately $363.4 million in cash. On July 20, 2001, Citizens Communications notified Qwest Communications International that it was terminating an agreement to purchase approximately 540,000 access lines for $1.6 billion. On July 25, 2001, Citizens announced the sale of its Colorado Gas division to Kinder Morgan for $11 million.

About Citizens Communications
-----------------------------
Citizens Communications serves 2.5 million access lines in 24 states and has contracted to acquire an additional 70,000 access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider offering a broad range of services to telecommunications-intensive businesses in the West. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


                         Citizens Communications Company
                     Financial and Operating Data by Service
                                   (unaudited)

                                                                     For the quarter ended      For the six months ended
                                                                           June 30,                     June 30,
                                                                --------------------------      -------------------
                                                                                         %                            %
(Amounts in thousands - except per-share amounts)                   2001       2000    Change      2001       2000    Change
                                                                -----------  --------- -------  ----------  --------- ------
Income Statement Data (1)
Revenue from continuing operations                                $ 505,741  $ 418,607    21%  $ 1,130,023  $ 867,309    30%
Operating income from continuing operations                          60,549     33,966    78%      148,432     72,698   104%
Income from discontinued operations, net of tax                       3,367      2,663    26%        4,476      3,344    34%
Net income                                                             (649)     3,012  -122%       19,074     10,338    85%
Carrying cost of equity forward contracts                            12,647          -   100%       12,647          -   100%
Net income (loss) available to common shareholders                  (13,296)     3,012  -541%        6,427     10,338   -38%

EBITDA Data (2)
EBITDA from continuing operations before acquisition
  assimilation expenses                                           $ 181,977  $ 128,226    42%  $  381,050   $ 266,913    43%
EBITDA from continuing operations                                   174,915    120,609    45%     368,504     255,322    44%
EBITDA from discontinued operations                                  13,532     11,418    19%      22,009      19,389    14%
Total Company EBITDA                                                188,447    132,027    43%     390,513     274,711    42%

Per Share Data
Net income available to common shareholders per common share      $   (0.05) $    0.01  -600%  $     0.02   $    0.04   -50%
EBITDA per share from continuing operations                            0.65       0.46    41%        1.38        0.98    41%
EBITDA per share from discontinued operations                          0.05       0.04    25%        0.08        0.07    14%
Total Company EBITDA per share                                         0.70       0.51    37%        1.46        1.05    39%
EBITDA per share from continuing operations before acquisition
   assimilation expenses                                               0.67       0.49    37%        1.43        1.02    40%

Shares of common stock outstanding                                  289,038    261,901    10%     289,038     261,901    10%
Weighted average shares outstanding                                 269,879    261,215     3%     266,898     261,426     2%


   (1)   Includes our Incumbent Local Exchange Carrier (ILEC), Electric Lightwave, Inc. (ELI), (our Competitive Local Exchange
         Carrier) and our natural gas and electric businesses.
         The natural gas and electric businesses are presented in continuing operations in the selected income statement data and as assets held for sale on our balance sheet.
         We are reporting our water and wastewater businesses as discontinued operations.
         Prior year has been restated to conform to current presentation.  Continuing operations reflect the elimination of intercompany transactions (see segment footnote in the SEC Form 10-Q).
   (2)   EBITDA is operating income plus depreciation and amortization.

                         Citizens Communications Company
                           Consolidated Financial Data
                                   (unaudited)

                                                        For the quarter ended       For the six months ended
                                                             June 30,                      June 30,
                                                        -----------------           ---------------------
                                                                             %                               %
(Amounts in thousands - except per-share amounts)         2001      2000    Change     2001       2000     Change
                                                        --------------------------  ------------------------------
Income Statement Data
Continuing operations  (1)
     Revenue                                            $ 505,741 $418,607     21%  $1,130,023   $ 867,309     30%
     Cost of Services                                     128,528  103,434     24%     353,893     224,342     58%
     Depreciation and amortization                        114,366   86,643     32%     220,072     182,624     21%
     Other operating expenses                             195,236  186,947      4%     395,080     376,054      5%
     Acquisition assimilation expenses                      7,062    7,617     -7%      12,546      11,591      8%
     Operating income                                      60,549   33,966     78%     148,432      72,698    104%
     Investment and other income, net                      10,641    4,219    152%      13,425       9,817     37%
     Minority interest                                          -    5,937   -100%           -      12,222   -100%
     Interest expense                                      73,129   41,750     75%     134,581      79,340     70%
     Income tax expense                                       525      471     11%       9,573       5,298     81%
     Convertible preferred dividends                        1,552    1,552       -       3,105       3,105       -
     Income (loss) from continuing operations              (4,016)     349  -1251%      14,598       6,994    109%
Income from discontinued operations, net of tax             3,367    2,663     26%       4,476       3,344     34%
Net income                                                   (649)   3,012   -122%      19,074      10,338     85%
     Carrying cost of equity forward contracts             12,647        -    100%      12,647           -    100%
Net income (loss) available to common shareholders        (13,296)   3,012   -541%       6,427      10,338    -38%

EBITDA and Capital Expenditure Data (2)
     EBITDA from continuing operations                  $ 174,915 $120,609     45%  $  368,504   $ 255,322     44%
     EBITDA from discontinued operations                   13,532   11,418     19%      22,009      19,389     14%
     Total Company EBITDA                                 188,447  132,027     43%     390,513     274,711     42%
     EBITDA from continuing operations before
        acquisition assimiliation expenses                181,977  128,226     42%     381,050     266,913     43%
     Capital expenditures from continuing operations       87,177  119,071    -27%     184,093     252,305    -27%
     Capital expenditures from assets held for sale        16,655   22,783    -27%      33,708      39,755    -15%
     Capital expenditures from discontinued operations      2,861   22,719    -87%      12,893      34,476    -63%
     Total Company capital expenditures                   106,693  164,573    -35%     230,694     326,536    -29%

Balance Sheet Data
     Cash and investments                                                           $  222,896   $ 542,594    -59%
     Total assets                                                                   10,845,688   6,073,322     79%
     Net plant (continuing operations)                                               4,662,361   3,264,007     43%
     Assets held for sale                                                            1,240,998   1,070,922     16%
     Assets of discontinued operations                                                 687,275     608,899     13%
     Long-term debt (continuing operations)                                          6,278,312   2,530,370    148%
     Equity                                                                          2,016,196   1,879,580      7%
     Shares of common stock outstanding                                                289,038     261,901     10%
     Weighted average shares outstanding                  269,879  261,215      3%     266,898     261,426      2%

Per-Share Data (3)
     Net income available to common shareholders per
        common share                                    $   (0.05)$   0.01   -527%  $     0.02   $    0.04   -39%
     EBITDA per share from continuing operations             0.65     0.46     40%        1.38        0.98    41%
     EBITDA per share from discontinued operations           0.05     0.04     15%        0.08        0.07    11%
     Total Company EBITDA per share                          0.70     0.51     38%        1.46        1.05    39%
     Book value per share                                                                 7.55        7.19     5%

Other Financial Data
     Long-term debt to long-term debt and equity                                           76%         57%
     Common equity market capitalization (in billions)                              $    3.48    $   4.52
     Equity market capitalization (in billions)                                     $    3.68    $   4.79
     Market capitalization (in billions)  (4)                                       $    9.96    $   7.32

  (1)  Includes our Incumbent Local Exchange Carrier(ILEC),Electric Lightwave, Inc.(ELI), (our Competitive Local Exchange Carrier)
       and our natural gas and electric businesses.
       The natural gas and electric businesses are presented in continuing operations in the selected income statement data and as assets held for sale in the balance sheet data.
       We are reporting our water and wastewater businesses as discontinued operations.
       Prior year has been restated to conform to current presentation.  Continuing operations reflect the elimination of intercompany transactions (see segment footnote in the SEC Form 10-Q).
  (2)  EBITDA is operating income plus depreciation and amortization.
  (3)  Calculated based on weighted average shares outstanding.
  (4)  Equity market capitalization plus long-term debt.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                 For the quarter ended           For the six months ended
                                                       June 30,                          June 30,
                                                -----------------------          -------------------------
                                                                          %                                  %
(Dollars in thousands, except operating data)       2001       2000     Change       2001         2000     Change
                                                -------------------------------  ---------------------------------
ILEC

Select Income Statement Data
Revenue
      Network access services                      $ 139,403 $ 108,423     29%       $ 271,800   $ 215,293    26%
      Local network services                          95,713    74,871     28%         196,405     147,924    33%
      Long distance and data services                 32,675    24,480     33%          63,284      49,462    28%
      Directory services                              10,999     9,000     22%          21,689      17,922    21%
      Other                                            9,998    10,622     -6%          22,955      23,107    -1%
Total revenue                                        288,788   227,396     27%         576,133     453,708    27%
      Network access expense                          18,607    15,246     22%          35,148      34,649     1%
      Depreciation and amortization                   88,312    59,765     48%         174,689     129,771    35%
      Other operating expenses                       114,122   105,384      8%         230,395     206,341    12%
      Acquisition assimilation expenses (1)            7,062     7,617     -7%          12,546      11,591     8%
Total expense                                        228,103   188,012     21%         452,778     382,352    18%
Operating income                                      60,685    39,384     54%         123,355      71,356    73%

EBITDA and Capital Expenditure Data
      EBITDA (2)                                   $ 148,997  $ 99,149     50%       $ 298,044   $ 201,127    48%
      EBITDA margin (3)                                   52%       44%    18%              52%         44%   17%
      EBITDA before acquisition assimilation
         expenses                                    156,059   106,766     46%         310,590     212,718    46%
      EBITDA margin before acquisition
         assimilation expense                             54%       47%    15%              54%         47%   15%
      Capital expenditures                            72,207    74,227     -3%         148,789     182,090   -18%

Balance Sheet Data
      Total assets                                                                 $ 7,459,087 $ 2,673,415   179%
      Net plant                                                                      3,735,861   2,353,722    59%

Operating Data
      Access Lines:  (4)
        Embedded properties                                                          1,062,784   1,017,188     4%
        Acquired properties                                                            340,736      62,200    n/a
        Total Access lines                                                           1,403,520   1,079,388    30%
      Switched access minutes of use (in millions)     1,941     1,380     41%           3,752       2,703    39%
     Employees                                                                           4,471       3,752    19%

   (1)  Represents expenses associated with the completed and pending acquisition of approximately 2 million telephone access lines.
   (2)  EBITDA is operating income plus depreciation and amortization.
   (3)  EBITDA divided by total revenue.
   (4)  Excludes access lines acquired from Frontier on June 29, 2001.



                        Citizens Communications Company
                     Financial and Operating Data by Service

                                                    For the quarter ended               For the six months ended
                                                          June 30,                              June 30,
                                                    ----------------------             --------------------------
                                                                                %                                     %
(Dollars in thousands, except operating data)        2001          2000      Change        2001          2000       Change
                                                    --------------------------------   ------------------------------------
Electric Lightwave, Inc.

Select Income Statement Data
Revenue
      Network services                                $ 26,121      $ 17,173     52%       $  51,889      $ 33,177      56%
      Local telephone services                          21,868        25,951    -16%          43,664        50,225     -13%
      Long distance services                             3,098         4,265    -27%           6,183         8,862     -30%
      Data services                                      9,342        13,231    -29%          21,255        25,134     -15%
Total revenue                                           60,429        60,620      0%         122,991       117,398       5%
      Network access expense                            17,051        18,294     -7%          33,782        38,990     -13%
Gross margin                                            43,378        42,326      2%          89,209        78,408      14%
      Depreciation and amortization                     19,834        14,721     35%          38,728        27,476      41%
      Other operating expenses                          39,314        43,761    -10%          81,852        86,508      -5%
Total expense                                           76,199        76,776     -1%         154,362       152,974       1%
Operating loss                                         (15,770)      (16,156)     2%         (31,371)      (35,576)     12%

EBITDA and Capital Expenditure Data
      EBITDA (1)                                      $  4,064      $ (1,435)   383%       $   7,357      $ (8,100)    191%
      Capital expenditures  (2)                         14,970        44,844    -67%          35,304        70,215     -50%

Balance Sheet Data
      Total assets                                                                         $ 949,796      $903,737       5%
      Gross plant                                                                          1,023,783       936,368       9%

Operating Data
      Access Line Equivalents                                                                187,981       196,259      -4%
      Route miles                                                                              6,734         5,911      14%
      Fiber miles                                                                            349,455       295,157      18%
      Customers                                                                                2,267         2,788     -19%
      Buildings connected                                                                        856           838       2%
      Employees                                                                                  949         1,195     -21%
      Revenue per employee                            $ 63,677      $ 50,728     26%       $ 129,601      $ 98,241      32%
      Reciprocal compensation received (in thousands) $  8,011      $ 10,400    -23%       $  15,725      $ 20,026     -21%

   (1)   EBITDA is operating income plus depreciation and amortization.
   (2)   Excludes capitalized leases.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                      For the quarter ended             For the six months ended
                                                            June 30,                            June 30,
                                                      ---------------------             ----------------------
                                                                                %                                    %
(Dollars in thousands, except operating data)           2001         2000     Change       2001          2000      Change
                                                      --------------------------------  ----------------------------------
Gas Sector

Select Income Statement Data
Revenue
      Residential distribution                          $ 40,036     $ 33,920     18%      $ 164,789      $ 89,422     84%
      Commercial distribution                             32,748       29,224     12%         93,554        65,601     43%
      Industrial distribution                             21,252       11,064     92%         47,927        23,081    108%
      Total distribution                                  94,036       74,208     27%        306,270       178,104     72%
      Other                                                8,119        3,157    157%         16,400        12,317     33%
Total revenue                                            102,155       77,366     32%        322,670       190,421     69%
      Gas purchased                                       63,914       42,785     49%        227,077       100,056    127%
Gross margin                                              38,241       34,581     11%         95,593        90,365      6%
      Depreciation and amortization (1)                      155        5,922    -97%            305        12,368    -98%
      Other operating expenses                            28,204       23,783     19%         56,792        55,047      3%
Total expense                                             92,273       72,490     27%        284,174       167,471     70%
Operating income                                           9,882        4,876    103%         38,496        22,950     68%

EBITDA and Capital Expenditure Data
      EBITDA (2)                                        $ 10,037     $ 10,798     -7%      $  38,801      $ 35,318     10%
      Capital expenditures                                10,751       15,963    -33%         18,158        23,738    -24%

Balance Sheet Data
      Assets held for sale                                                                 $ 651,569      $592,713     10%
      Net plant                                                                              552,618       508,402      9%

Operating Data
      Customers                                                                              478,185       470,234      2%
      Employees                                                                                1,024         1,022      0%
      Customers per employee                                                                     467           460      1%
      Gross margin (net revenue) per employee           $ 37,345     $ 33,837     10%      $  93,353      $ 88,420      6%
      Billion Cubic Feet of gas throughput (BCF)            13.8         14.1       -           37.5          37.7       -


   (1)  Our gas operations are reported as "assets held for sale" and are expected to be sold for a profit. Accordingly, we ceased to record depreciation expense effective October 1, 2000.
   (2)  EBITDA is operating income plus depreciation and amortization.

                         Citizens Communications Company
                     Financial and Operating Data by Service

                                                    For the quarter ended               For the six months ended
                                                          June 30,                              June 30,
                                                    ----------------------              ------------------------
                                                                               %                                       %
(Dollars in thousands, except operating data)         2001         2000     Change        2001           2000       Change
                                                    ------------------------------      ----------------------------------
Electric Sector

Select Income Statement Data
Revenue
      Residential distribution                        $ 22,359     $ 23,061     -3%       $  46,064       $  46,049      0%
      Commercial distribution                           16,236       17,231     -6%          31,434          31,567      0%
      Industrial distribution                           12,991       12,055      8%          25,274          23,673      7%
      Total distribution                                51,586       52,347     -1%         102,772         101,289      1%
      Other                                              3,878        1,570    147%           7,389           5,820     27%
Total revenue                                           55,464       53,917      3%         110,161         107,109      3%
      Electric energy and fuel oil purchased            29,969       27,801      8%          59,655          51,974     15%
Gross margin                                            25,495       26,116     -2%          50,506          55,135     -8%
      Depreciation and amortization (1)                  5,800        6,247     -7%           5,800          13,077    -56%
      Other operating expenses                          14,435       14,347      1%          27,747          28,670     -3%
Total expense                                           50,204       48,395      4%          93,202          93,721     -1%
Operating income                                         5,260        5,522     -5%          16,959          13,388     27%

EBITDA and Capital Expenditure Data
      EBITDA (2)                                      $ 11,060     $ 11,769     -6%       $  22,759       $  26,465    -14%
      Capital expenditures                               5,904        6,820    -13%          15,550          16,017     -3%

Balance Sheet Data
      Assets held for sale                                                                $ 589,429       $ 478,209     23%
      Net plant                                                                             437,549         415,957      5%

Operating Data
      Customers                                                                             127,592         122,808      4%
      Employees                                                                                 344             333      3%
      Customers per employee                                                                    371             369      1%
      Gross margin (net revenue) per employee         $ 74,113     $ 78,426     -5%       $ 146,820       $ 165,571    -11%
      Megawatt hours sold                              472,472      460,540      3%         937,804         898,469      4%
      Megawatt hours generated                         111,648      102,954      8%         211,015         203,289      4%
      Megawatt hours purchased                         412,020      426,660     -3%         804,193         800,815      0%


   (1) Our electric operations are reported as "assets held for sale" and are expected to be sold for a profit. Accordingly, we ceased to record depreciation expense effective January 1, 2001.
   (2) EBITDA is operating income plus depreciation and amortization.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                CITIZENS COMMUNICATIONS COMPANY
                -------------------------------
                         (Registrant)


                  By: /s/ Robert J. Larson
                      -------------------------------------------
                      Robert J. Larson
                      Vice President and Chief Accounting Officer

Date: August 10, 2001